SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

ALLIANCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-15366	16-1276885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of Principal Executive Offices)	(Zip code)

(315) 475-4478

(Registrant’s Telephone Number, Including Area Code)

ITEM 9.01 FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1	Press Release of Alliance Financial Corporation dated February 22, 2005

ITEM 7.01  REGULATION FD DISCLOSURE

The registrant’s press release dated February 22, 2005 is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: February 22, 2005
	By:	/s/ Jack H. Webb
Chairman, President and Chief Executive Officer